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Exhibit 10.39

        AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

        THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of February 1, 2001, is entered into by and among:

        (a)  Edwards Lifesciences Financing LLC, a Delaware limited liability company ("Seller"),

        (b)  Edwards Lifesciences LLC, a Delaware limited liability company ("Edwards"), as initial Servicer,

        (c)  Blue Ridge Asset Funding Corporation, a Delaware corporation ("Blue Ridge"), and

        (d)  Wachovia Bank, N.A., as agent for Blue Ridge and its assigns under the Transaction Documents and under the Liquidity Agreement (together with its successors and assigns in such capacity, the "Agent").

Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in Exhibit I to the RPA (as defined below).

PRELIMINARY STATEMENTS

        Seller, Edwards, Blue Ridge and the Agent are parties to that certain Receivables Purchase Agreement, dated as of December 21, 2000 (the "RPA").

        The parties desire to amend the RPA in accordance with the terms hereof.

ARTICLE I.

AMENDMENTS

Section 1.1    Amendment to Section 1.1(a) of the RPA.

        Section 1.1(a) of the RPA is hereby amended and restated in its entirety as follows:

          (a)  Upon the terms and subject to the conditions of this Agreement (including, without limitation, Article VI), from time to time prior to the Facility Termination Date, Seller will sell to Blue Ridge, and Blue Ridge will purchase from Seller, undivided ownership interests in the Receivables and the associated Related Security and Collections; provided that no Purchase shall be made by Blue Ridge if, after giving effect thereto, either (i) the Aggregate Invested Amount would exceed the Purchase Limit, or (ii) the aggregate of the Receivable Interests would exceed 100%. It is the intent of Blue Ridge to fund the Purchases by the issuance of Commercial Paper. If for any reason Blue Ridge is unable, or determines that it is undesirable, to issue Commercial Paper to fund or maintain its investment in the Receivable Interests, or is unable for any reason to repay such Commercial Paper upon the maturity thereof, Blue Ridge will avail itself of a Liquidity Funding to the extent available. If Blue Ridge funds or refinances its investment in a Receivable Interest through a Liquidity Fundings, in lieu of paying CP Costs on the Invested Amount pursuant to Article III hereof, Seller will pay Yield thereon at the Alternate Base Rate or the LIBO Rate, selected in accordance with Article IV hereof. Nothing herein shall be deemed to constitute a commitment of Blue Ridge to issue Commercial Paper.

Section 1.2    Amendment to Section 1.2 of the RPA.

        Section 1.2 of the RPA is hereby amended and restated in its entirety as follows:

          Seller shall provide the Agent with at least two (2) Business Days' prior written notice in a form set forth as Exhibit II hereto of each Incremental Purchase (each, a "Purchase Notice"). Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall not be less than $1,000,000 or a larger integral multiple of $100,000) and the Purchase Date (which, in the case of any Incremental Purchase after the initial Purchase hereunder, shall only be on a Settlement Date).

  Following receipt of a Purchase Notice, the Agent will determine whether Blue Ridge will fund the requested Incremental Purchase through the issuance of Commercial Paper or through a Liquidity Funding, and Blue Ridge will fund such Incremental Purchase in accordance with the Agent's determination. On each Purchase Date, upon satisfaction of the applicable conditions precedent set forth in Article VI, Blue Ridge shall deposit to the Facility Account, in immediately available funds, no later than 2:00 p.m. (New York time), an amount equal to the requested Purchase Price.

Section 1.3    Amendment to Section 2.5 of the RPA.

        Section 2.5 of the RPA is hereby deleted in its entirety.

ARTICLE II.

MISCELLANEOUS

Section 2.1    Full Force and Effect.

        This Amendment amends the terms and conditions of the RPA and, except as amended hereby, all such terms and conditions in the RPA shall remain unmodified and in full force and effect and are incorporated by reference herein to the same extent as though fully set forth herein.

Section 2.2    CHOICE OF LAW.

        THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without regard to the principles of conflicts of laws thereof OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

Section 2.3    Counterparts.

        This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<signature pages follow>

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Receivables Purchase Agreement to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

EDWARDS LIFESCIENCES FINANCING LLC
By:	Name: Title:
Address:	One Edwards Way M/S 27X Irvine, California 92614 Attention: Dan Gallagher Telephone: (949) 250-2250 Facsimile: (949) 250-2248
EDWARDS LIFESCIENCES LLC
By:	Name: Title:
Address:	One Edwards Way M/S 27X Irvine, California 92614 Attention: Dan Gallagher Telephone: (949) 250-2250 Facsimile: (949) 250-2248

[Signature Page]

BLUE RIDGE ASSET FUNDING CORPORATION
BY: WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT
By:	Name: Title:
Address:	Blue Ridge Asset Funding Corporation 100 North Main Street Winston—Salem, North Carolina 27150 Attention: John Dillon Telephone: (336) 732-2690 Facsimile: (336) 732-5021
with a copy to:

Blue Ridge Asset Funding Corporation
c/o AMACAR Group, LLC
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211
Attention: Douglas K. Johnson
Telephone: (704) 365-0569
Facsimile: (704) 365-1362
WACHOVIA BANK, N.A., as a Liquidity Bank and as Agent
By:	Name: Title:
Address:	Wachovia Bank, NA 191 Peachtree Street, 26th Floor GA-403 Atlanta, Georgia 30303 Attention: Elizabeth Wagner Telephone: (404) 332-1398 Facsimile: (404) 332-5152

[Signature Page]

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  Exhibit 10.39
PRELIMINARY STATEMENTS
ARTICLE I. AMENDMENTS
ARTICLE II. MISCELLANEOUS